UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2017

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Pixelworks, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders on May 10, 2017 in San Jose, California. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes:

The following nominees were elected to serve on the board of directors by the votes indicated below:

Nominee	For	Withheld	Broker non-votes
Todd A. DeBonis	8,499,239	333,410	15,658,913
C. Scott Gibson	8,447,116	385,533	15,658,913
Daniel J. Heneghan	8,450,860	381,789	15,658,913
Richard L. Sanquini	8,445,946	386,703	15,658,913
David J. Tupman	6,370,018	2,462,631	15,658,913

The proposal to approve the amendment to the 2006 Stock Incentive Plan was approved and received the following votes:

For	Against	Abstain	Broker non-votes
7,945,421	573,988	313,240	15,658,913

The proposal to ratify the appointment of KPMG LLP as Pixelworks' independent registered public accounting firm for the current fiscal year was approved and received the following votes:

For	Against	Abstain
23,730,616	734,082	26,864

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	May 11, 2017	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer